Special Servicer Acknowledgment and Assumption

May 10, 2023

To the Parties Set Forth on Schedule I, attached hereto

Re: Special Servicer Acknowledgement and Assumption: Pooling and Servicing Agreement dated as of June 1, 2019 for the BBCMS Mortgage Trust 2019-C3 Commercial Mortgage Pass Through Certificates Series 2019-C3

Dear Sir or Madam:

Reference is made to the (i) Pooling and Servicing Agreement dated as of June 1, 2019, between Barclays Commercial Mortgage Securities LLC, as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer and as Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator and as Trustee, and Pentalpha Surveillance LLC, as Operating Advisor and as Asset Representations Reviewer (the “PSA”) and (ii) the Agreement Between Noteholders, dated as of March 14, 2019, by and among KeyBank National Association, in its capacities as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, relating to the SSTII Self Storage Portfolio II Mortgage Loan (the “SSTII Self Storage Portfolio II Co-Lender Agreement”); (iii) the Co-Lender Agreement, dated as of June 11, 2019, by and between Societe Generale Financial Corporation, in its capacity as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder and Initial Note A-6 Holder, and JPMorgan Chase Bank, National Association, in its capacity as Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note A-9 Holder and Initial Note A-10 Holder, relating to the SWVP Portfolio Mortgage Loan (the “SWVP Portfolio Co-Lender Agreement”); (iv) the Agreement Between Noteholders, dated as of April 24, 2019, by and between Barclays Capital Real Estate Inc., in its capacities as Initial Note A-1 Holder and Initial Note A-2 Holder, relating to the Inland Devon Self Storage Portfolio Mortgage Loan (the “Inland Devon Self Storage Portfolio Co-Lender Agreement”); (v) the Agreement Between Noteholders, dated as of May 14, 2019, by and between UBS AG, in its capacities as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note A-9 Holder and Initial Note A-10 Holder, relating to the Wolverine Portfolio Mortgage Loan (the “Wolverine Portfolio Co-Lender Agreement”); (vi) the Agreement Between Noteholders, dated as of June 11, 2019, by and among Societe Generale Financial Corporation, in its capacities as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, relating to the Kings Mountain Center Mortgage Loan (the “Kings Mountain Center Co-Lender Agreement”); (vii) the Agreement Between Noteholders, dated as of April 4, 2019, by and between Barclays Capital Real Estate Inc., in its capacities as Initial Note A-1 Holder and Initial Note A-2 Holder, relating to the Patuxent Crossing Mortgage Loan (the “Patuxent Crossing Co-Lender Agreement”); and (viii) the Agreement Between Noteholders, dated as of March 14, 2019, by and between UBS AG, in its capacity as Initial Note A-1 Holder, Initial Note A-3 Holder, Initial Note A-6 Holder and Initial Note A-7-1 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, in its capacity as Initial Note A-2 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-7-2 Holder and Initial Note A-8 Holder, relating to The Block Northway Mortgage Loan (the “The Block Northway Co-Lender Agreement”, and together with the SSTII Self Storage Portfolio II Co-Lender Agreement, the SWVP Portfolio Co-Lender Agreement, the Inland Devon Self Storage Portfolio Co-Lender Agreement, the Wolverine Portfolio Co-Lender Agreement, the Kings Mountain Center Co-Lender Agreement, and the Patuxent Crossing Co-Lender Agreement, the “Co-Lender

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Agreements”). Capitalized terms used herein but undefined have the meanings given to them in the PSA and Co-Lender Agreements.

Pursuant to Sections 7.01(d) and 7.02 of the PSA and Section 7 of the Co-Lender Agreements, K-Star Asset Management LLC (“K-Star”) hereby agrees with all the other parties to the PSA that K-Star shall serve as the Special Servicer under, and as defined in the PSA with regard to the Serviced Loans (with exception of the Vanguard Portfolio Mortgage Loan). K-Star hereby acknowledges and agrees that, as of May 10, 2023 (the “Effective Date”), it is and shall be a party to the PSA and bound thereby to the full extent indicated therein in the capacity of the Special Servicer with respect to the Serviced Loans (with exception of the Vanguard Portfolio Mortgage Loan), but shall have no liability with respect to any act or omission of any predecessor Special Servicer. K-Star hereby accepts all responsibilities, duties and liabilities of the Special Servicer and assumes the due and punctual performance and observance of each covenant and condition to be performed or observed by the Special Servicer under the PSA from and after the Effective Date. K-Star’s address for notices pursuant to Section 13.05 of the PSA is as follows:

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

Email: Lindsey.Wright@KKR.com

As of the Effective Date, K-Star hereby:

(a) makes the representations and warranties provided for in Section 6.01 of the PSA mutatis mutandis with all references to “Agreement” in Section 6.01 of the PSA to include this Special Servicer Acknowledgement and Assumption (“Acknowledgment”) in addition to the PSA, except that it (i) is a Delaware limited liability company, and (ii) has executed this Acknowledgment in lieu of execution and delivery of the PSA per Section 6.01(b)(ii); and

(b) certifies that it satisfies all related qualifications set forth in the Co-Lender Agreement(s) relating to the Serviced Companion Loans; and

(c) represents and warrants that, as of the Effective Date, it satisfies all of the eligibility requirements applicable to the Special Servicer set forth in the PSA and the Co-Lender Agreements and that all preconditions to the appointment of K-Star as Special Servicer have been satisfied.

For the sake of clarity, it is understood and agreed that the Non-Serviced Mortgage Loans and the Vanguard Portfolio Mortgage Loan are not covered by this Acknowledgment as (1) such Non-Serviced Mortgage Loans are not serviced under the PSA and (2) the Vanguard Portfolio Mortgage Loan is not included in this transfer, and accordingly special servicing of those Non-Serviced Mortgage Loans and the Vanguard Portfolio Mortgage Loan is not transferring to K-Star.

[SIGNATURE PAGE FOLLOWS]

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K-STAR ASSET MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Lindsey Wright

Name: Lindsey Wright

Title: President and Chief Executive Officer

[Signature Page to BBCMS 2019-C3 Acknowledgment and Assumption Agreement]

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Schedule I

Depositor:

Barclays Commercial Mortgage Securities LLC

745 Seventh Avenue

New York, New York 10019

Attention: Daniel Vinson

Email: daniel.vinson@barclays.com

with a copy to:

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Lillian Tillman Legal Department
Email: lillian.tillman@barclays.com

Master Servicer and Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Fax Number: (888) 706-3565

with a copy to:

Stinson LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106 2150

Fax Number: (816)-412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Certificate Administrator and Trustee:

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – BBCMS 2019-C3

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

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Operating Advisor and Asset Representations Reviewer:

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: BBCMS 2019-C3 Transaction Manager

with a copy sent via email to: notices@pentalphasurveillance.com with BBCMS 2019-C3 in the subject line

with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Attention: Jay H. Knight

Email: jknight@bassberry.com

CF 2019-CF1 – Other Depositor

CCRE Commercial Mortgage Securities, L.P.

110 East 59th Street

New York, New York 10022

Attention: Legal Department

with an electronic copy by email to notices@ccre.com

with a copy to:

Orrick, Herrington & Sutcliffe LLP

51 West 52nd Street

New York, New York 10019

Attention: Janet Barbiere

CF 2019-CF1 – Other Special Servicer

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attention: Heather Bennett and Job Warshaw

with a copy to:

Email: hbennett@lnrpartners.com, jwarshaw@lnrpartners.com and

lnr.cmbs.notices@lnrproperty.com

Trimont Real Estate Advisors, LLC One Alliance Center 3500 Lenox Road NE, Suite G1 Atlanta, Georgia 30326 Attention: CMBS Special Servicing

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with a copy to: CMBSServicing@trimontrea.com and legaldepartment@trimontrea.com
KeyBank National Association
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Alan Williams
Email: keybank_notices@keybank.com

with a copy to:
Polsinelli
900 West 48th Place, Suite 900
Kansas City, Missouri 64112
Attention: Kraig Kohring
Email: kkohring@polsinelli.com

CF 2019-CF1 – Other Master Servicer

KeyBank National Association

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Attention: Michael Tilden

Email: Michael_A_Tilden@keybank.com

with a copy to:

Polsinelli

900 West 48th Place, Suite 900

Kansas City, Missouri 64112

Attention: Kraig Kohring

Email: kkohring@polsinelli.com

CF 2019-CF1 – Other Certificate Administrator, Trustee, Paying Agent and Custodian

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention: Global Transaction Services – CF 2019-CF1

Email: ratingagencynotice@citi.com

CF 2019-CF1 – Other Operating Advisor Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: CF 2019-CF1 Surveillance Manager (with a copy sent contemporaneously via email to
cmbs.notices@parkbridgefinancial.com)

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BBCMS 2019-C4 – Other Depositor

Barclays Commercial Mortgage Securities LLC

745 Seventh Avenue

New York, New York 10019

Attention: Daniel Vinson

Email: daniel.vinson@barclays.com

with a copy to:

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Lillian Tillman Legal Department
Email: lillian.tillman@barclays.com

BBCMS 2019-C4 – Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131
Attention: Liat Heller, Jeff Krasnoff, Adam Singer and Niral Shah
Fax number: (305) 229-6425
Email: liat.heller@rialtocapital.com, jeff.krasnoff@rialtocapital.com, niral.shah@rialtocapital.com,

adam.singer@rialtocapital.com

BBCMS 2019-C4 – Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – BBCMS 2019-C4

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

BBCMS 2019-C4 – Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee BBCMS 2019-C4

with a copy to:
CMBSTrustee@wilmingtontrust.com
Facsimile No.: (302) 636-4140

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BBCMS 2019-C4 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BBCMS 2019-C4 - Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

BBCMS 2019-C4 – Other Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050-084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: BBCMS 2019-C4 Asset Manager

Email: commercial.servicing@wellsfargo.com

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

BMARK 2019-B11 – Other Depositor

J.P. Morgan Chase Commercial Mortgage Securities Corp.

383 Madison Avenue, 8th Floor

New York, New York 10179

Attention: Kunal K. Singh

E-mail: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

4 New York Plaza, Floor 21
New York, New York 10004-2413
Attention: SPG Legal
E-mail: US_CMBS_Notice@jpmorgan.com

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BMARK 2019-B11 – Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services (CMBS)

Benchmark 2019-B11 Mortgage Trust

with a copy to:

Telecopy Number: (410) 715-2380

E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to
trustadministrationgroup@wellsfargo.com

BMARK 2019-B11 – Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head,

Fax number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

BMARK 2019-B11 – Other Operations Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: Benchmark 2019-B11—Transaction Manager
With a copy sent via email to: notices@pentalphasurveillance.com (with Benchmark 2019-B11 in the subject line)

with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Email: jknight@bassberry.com

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BMARK 2019-B12 – Other Depositor

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor

New York, New York 10013

Attention: Richard Simpson

Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Raul Orozco

Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and

Ryan M. O’Connor at ryan.m.oconnor@citi.com

BMARK 2019-B12 – Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Fax number: (302) 636-4140
Email: cmbstrustee@wilmingtontrust.com

Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, CA 92660-6397
Attention: Chris Dallas, Vice President, Investment Counsel
Email: chris.dallas@pacificlife.com

Trimont Real Estate Advisors, LLC
One Alliance Center
3500 Lenox Road NE, Suite G1
Atlanta, Georgia 30326
Attention: CMBS Special Servicing
With a copy to:
CMBSServicing@trimontrea.com and legaldepartment@trimontrea.com

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BMARK 2019-B12 – Other Operations Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: Benchmark 2019-B12—Transaction Manager
With a copy sent via email to: notices@pentalphasurveillance.com
(with Benchmark 2019-B12 in the subject line)

with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Email: jknight@bassberry.com

BMARK 2019-B12 – Other Certificate Administrator

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust - Benchmark 2019-B12

Fax number: (212) 816-5527

Email: ratingagencynotice@citi.com

BMARK 2019-B12 – Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

CSAIL 2019-C16 – Other Depositor

Credit Suisse Commercial Mortgage Securities Corp.

11 Madison Avenue

New York, New York 10010

Attention: Patrick Remmert

Email: patrick.a.remmert@credit-suisse.com

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with a copy to:

Credit Suisse, Commercial Real Estate & CMBS

One Madison Ave, 9th Floor

New York, New York 10010

Attention: Sarah Nelson

Fax number: (212) 743-2823

Email: sarah.nelson@credit-suisse.com

CSAIL 2019-C16 – Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – (CMBS)

CSAIL 2019-C16

with a copy to:

E Mail: cts.cmbs.bond.admin@wellsfargo.com, and to

trustadministrationgroup@wellsfargo.com

CSAIL 2019-C16 – Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Fax number: 1-888-706-3565

E-mail: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

E-mail: kenda.tomes@stinson.com

CSAIL 2019-C16 – Other Special Servicer

LNR Partners, LLC

1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attention: Heather Bennett and Job Warshaw
Facsimile number: (305) 695-5601
With a copy by e-mail to: hbennett@starwood.com, jwarshaw@lnrproperty.com and lnr.cmbs.notices@lnrproperty.com

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CSAIL 2019-C16 – Other Operations Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: CSAIL 2019-C16—Transaction Manager

With a copy sent via e-mail to:
notices@pentalphasurveillance.com (with CSAIL 2019-C16 in the subject line)

with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Attention: Jay H. Knight
E-mail: jknight@bassberry.com

JPMCC 2019-COR5 – Other Depositor

J.P. Morgan Chase Commercial Mortgage Securities Corp.

383 Madison Avenue, 8th Floor

New York, New York 10179

Attention: Kunal K. Singh

E-mail: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

4 New York Plaza, Floor 21
New York, New York 10004-2413
Attention: SPG Legal
E-mail: US_CMBS_Notice@jpmorgan.com

JPMCC 2019-COR5 – Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services (CMBS)

JPMCC Commercial Mortgage Securities Trust 2019-COR5

with a copy to:

E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to

trustadministrationgroup@wellsfargo.com

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JPMCC 2019-COR5 – Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street

Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Telecopy number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

JPMCC 2019-COR5 – Other Operating Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: JPMCC 2019-COR5—Transaction Manager
With a copy sent via email to: notices@pentalphasurveillance.com (with JPMCC 2019-COR5 in the subject line)

with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201

Attention: Jay H. Knight
Email: jknight@bassberry.com

WFCM 2019-C50 – Other Depositor

Wells Fargo Commercial Mortgage Securities, Inc.

c/o Wells Fargo Securities, LLC

30 Hudson Yards, 15th Floor
New York, New York 10001
Attention: A.J. Sfarra
cmbsnotices@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.
Senior Counsel, Wells Fargo Legal Department
401 S Tryon Street, MAC D1050-272

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26th Floor
Charlotte, North Carolina 28202-1911

WFCM 2019-C50 – Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – WFCM 2019-C50

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

WFCM 2019-C50 – Other Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050-084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: WFCM 2019-C50 Asset Manager

Email: commercial.servicing@wellsfargo.com

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

WFCM 2019-C50 – Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Liat Heller, Jeff Krasnoff, Adam Singer and Niral Shah
Fax number: (305) 229-6425
Email: liat.heller@rialtocapital.com, jeff.krasnoff@rialtocapital.com, niral.shah@rialtocapital.com,

adam.singer@rialtocapital.com

WFCM 2019-C50 – Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee WFCM 2019-C50

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with a copy to:
CMBSTrustee@wilmingtontrust.com
Facsimile No.: (302) 636-4140

WFCM 2019-C50 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: WFCM 2019-C50 - Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

WFCM 2019-C51 – Other Depositor

Wells Fargo Commercial Mortgage Securities, Inc.

c/o Wells Fargo Securities, LLC

30 Hudson Yards, 15th Floor
New York, New York 10001
Attention: A.J. Sfarra
cmbsnotices@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.
Senior Counsel, Wells Fargo Legal Department
401 S Tryon Street, MAC D1050-272
26th Floor
Charlotte, North Carolina 28202-1911

WFCM 2019-C51 – Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – WFCM 2019-C51

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

WFCM 2019-C51 – Other Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050-084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: WFCM 2019-C51 Asset Manager

Email: commercial.servicing@wellsfargo.com

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with a copy to:

Mayer Brown LLP

300 South Tryon Street, Suite 1800

Charlotte, NC 28202

Attention: Christopher J. Brady

WFCM 2019-C51 – Other Special Servicer

C-III Asset Management LLC

5221 N. O’Connor Blvd., Suite 800

Irving, Texas 75039

Attention: Lindsey Wright

Facsimile No.: (972) 868-5490

Email: lwright@c3cp.com

with a copy to:

C-III Asset Management LLC

5221 N. O’Connor Blvd., Suite 800

Irving, Texas 75039

Attention: Jenna Unell

Facsimile No.: (972) 868-5490

Email: junell@c3cp.com

WFCM 2019-C51 – Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee WFCM 2019-C51

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636-4140

WFCM 2019-C51 – Other Operations Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC

375 N. French Road, Suite100

Amherst, New York 14228

Attention: WFCM 2019-C51 Transaction Manager

with a copy sent via email to: notices@pentalphasurveillance.com with WFCM 2019-C51 in the subject line with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

BUSINESS.30087894.3

Nashville, Tennessee 37201

Attention: Jay H. Knight

Email: jknight@bassberry.com

MSC 2019-H6 – Other Depositor

Morgan Stanley Capital I Inc.

1585 Broadway

New York, New York 10036

Attention: Jane Lam

with copies to:

Morgan Stanley Capital I Inc.

1633 Broadway, 29th Floor

New York, New York 10019

Attention: Legal Compliance Division

and

cmbs_notices@morganstanley.com

MSC 2019-H6 - Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – MSC 2019-H6
With a copy by email to: trustadministrationgroup@wellsfargo.com and
cts.cmbs.bond.admin@wellsfargo.com

MSC 2019-H6 – Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank,
National Association 10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Facsimile: (888) 706-3565
Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP
1201 Walnut Street
Suite 2900
Kansas City, Missouri 64106-2150
Fax Number: (816) 412-9338
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

MSC 2019-H6 – Other Operating Advisor and Asset Representation Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016

BUSINESS.30087894.3

Attention: MSC 2019-H6-Surveillance Manager
(with a copy sent contemporaneously via email to
cmbs.notices@parkbridgefinancial.com)

UBS 2019-C16 – Other Depositor

UBS Commercial Mortgage Securitization Corp.

1285 Avenue of the Americas

New York, New York 10019

Attention: Nicholas Galeone

E-mail: nicholas.galeone@ubs.com

with a copy to:

UBS Business Solutions LLC

1285 Avenue of the Americas

New York, New York 10019

Attention: Chad Eisenberger, Executive Director & Counsel

and a copy to:

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, New York

Attention: Frank Polverino, Esq.

Facsimile: (212) 504 6666

UBS 2019-C16 – Other Certificate Administrator and Trustee:

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services: UBS 2019-C16

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

UBS 2019-C16 – Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head,

Fax number: 1-888-706-3565

with a copy to:

Stinson Leonard Street LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

BUSINESS.30087894.3

E-mail: kenda.tomes@stinson.com

UBS 2019-C16 – Other Operating Advisor and Asset Representations Reviewer:

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: UBS 2019-C16 – Surveillance Manager

(with a copy sent contemporaneously via email to:

cmbs.notices@parkbridgefinancial.com)

BUSINESS.30087894.3